                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF

                               SCS/COMPUTE, INC.

     This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of Common Stock, par value $.10 per share (the "Shares"), of SCS/Compute, Inc., a Delaware corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to Chemical Mellon Shareholder Services, L.L.C., as Depositary (the "Depositary"), prior to the Expiration Date (as defined in "THE TENDER OFFER -- Section 1. Terms of the Offer; Expiration date" in the Offer to Purchase (as defined below)) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary. See "THE TENDER OFFER --
Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase.
                        The Depositary for the Offer is:
                  CHEMICAL MELLON SHAREHOLDER SERVICES, L.L.C.

                   By Mail:                                      By Hand:
 Chemical Mellon Shareholder Services, L.L.C.  Chemical Mellon Shareholder Services, L.L.C.
          Reorganization Department                     Reorganization Department
                  PO Box 817                                   120 Broadway
               Midtown Station                                  13th Floor
           New York, New York 10018                      New York, New York 10271

                By Overnight:                           By Facsimile Transmission:
 Chemical Mellon Shareholder Services, L.L.C.                 (201) 296-4293
          Reorganization Department
              85 Challenger Road                          Confirm by Telephone:
      Ridgefield Park, New Jersey 07660                       (212) 296-4209

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

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION
OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tender(s) to SCS Subsidiary, Inc., a Delaware corporation and a direct wholly owned subsidiary of Thomson U.S. Holdings Inc., a Delaware corporation and an indirect wholly owned subsidiary of The Thomson
Corporation, a corporation organized under the laws of Ontario, Canada, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated
December 27, 1995 (the "Offer to Purchase"), and the related Letter of
Transmittal (which, together with the Offer to Purchase, constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in "THE
TENDER OFFER -- Section 3. Procedures for Accepting the Offer and Tendering
Shares" in the Offer to Purchase.

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Number of Shares: ____________________________________

Certificate Nos. (If Available):

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Check one box if Shares will be
delivered by book-entry transfer:

/ / The Depository Trust Company
/ / Midwest Securities Trust Company
/ / Philadelphia Depository Trust Company

Account No. __________________________________________

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SIGNATURE(S) OF HOLDER(S)

Dated: ___________ __, 199_

Name(s) of Holders:

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PLEASE TYPE OR PRINT

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ADDRESS

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                                              ZIP CODE

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AREA CODE AND TELEPHONE NO.

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

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc.
or which is a commercial bank or trust company having an office or correspondent in the United States, guarantees to deliver to the Depositary, at one of its addresses set forth above, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at the Depository Trust Company, the Midwest Securities Trust Company or the Philadelphia Depository Trust Company, in each case with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents, all within three National Association of Securities Dealers Automated
Quotation -- Small Cap Market trading days of the date hereof.

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
Name of Firm                                     Title
--------------------------------------           ---------------------------------------------
Authorized Signature                             Address
---------------------------------------------    ---------------------------------------------
                                                                                      Zip Code
Name
---------------------------------------------    Area Code and Telephone No.
            Please Type or Print
                                                 ---------------------------------------------
                                                 Dated: ------------------------------- , 199
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                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.